WT MUTUAL FUND
Wilmington Prime Money Market Fund
Wilmington U.S. Government Money Market Fund
Wilmington Tax-Exempt Money Market Fund
(each a “Fund” and collectively, the “Funds”)
Supplement dated February 20, 2009
to the Prospectuses dated November 1, 2008

The information in this Supplement contains new and additional information beyond that in the Prospectuses dated November 1, 2008 for Institutional Shares, Service Shares and W Shares of the Funds and should be read in conjunction with those Prospectuses. This supplement supersedes the Supplements dated December 5, 2008 and December 23, 2008.
Investment in Securities Guaranteed under the FDIC Temporary Liquidity Program
The Wilmington U.S. Government Money Market Fund may invest in securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program (“TLGP”) announced on October 14, 2008. Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.
Because of the historically low returns currently offered on U.S. Treasury securities and certain short-term agency securities, funds that invest exclusively or substantially in such securities, such as the Wilmington U.S. Government Money Market Fund, risk generating a negative yield. Therefore, in order to seek to avoid generating a negative yield, the Wilmington U.S. Government Money Market Fund may invest in securities guaranteed by the FDIC under the TLGP. Each of these securities will be an “Eligible Security”, as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended, that have been determined to present minimal credit risks and have a remaining maturity of 397 days or less. In addition, for purposes of the Wilmington U.S. Government Money Market Fund’s investment limitations and its policy to invest at least 80% of its assets in U.S. Government obligations, securities guaranteed by the FDIC under the TLGP will be considered issued by the FDIC (as guarantor) and therefore, U.S. Government obligations.
Accordingly, the following is inserted immediately following the description of U.S. Government obligations on page 8 of each of the Institutional Shares Prospectus and the W Shares Prospectus and on page 7 of the Service Shares Prospectus:
U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S. depository institutions insured by the Federal Deposit Insurance Corporation (FDIC) (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under the Temporary Liquidity Guarantee Program (TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is no track record for securities guaranteed under the TLGP, it is uncertain how such securities will trade in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain how such securities will trade in the secondary market and whether that market will be liquid or illiquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed. The interest on securities guaranteed by the FDIC under the TLGP may be subject to state and local income taxes.
Voluntary Waiver/Reimbursement Arrangement
Rodney Square Management Corporation (“RSMC”), the Funds’ investment adviser, has voluntarily agreed to reduce its advisory fee and/or reimburse certain of each Fund’s operating expenses, or certain “class-specific fees and expenses” to maintain a Fund’s (or class thereof, as applicable) current yield at or above 0.01% (1 basis point). Under this voluntary arrangement, RSMC may recover from each Fund, subject to approval by the Board of Trustees of WT Mutual Fund (the “Trustees”), amounts waived or reimbursed for a period of up to three (3) years from the year in which RSMC reduced its compensation and/or assumed expenses for the Fund.
Demand Deposit Accounts
Due to unprecedented market conditions, the supply and yield of money market securities have fallen dramatically, and the Funds may, as a result, hold a significant portion of their assets in cash. Some or all of the Funds’ cash may, at the discretion of RSMC, be held in interest-bearing or non-interest-bearing demand deposit accounts (“DDAs”) at the Funds’ custodian, Wilmington Trust Company (“Wilmington Trust”) or another depository institution insured by the FDIC. Non-interest-bearing DDAs are fully insured by the FDIC until December 31, 2009; interest-bearing DDAs, on the other hand, are insured by the FDIC only up to $250,000. The FDIC is an independent agency of the United States government, and FDIC deposit insurance is backed by the full faith and credit of the United States government. Wilmington Trust is a Delaware-chartered bank and trust company and an affiliate of RSMC.
Participation in the U.S. Department of Treasury’s Temporary Guarantee Program
The Funds currently participate in the United States Department of the Treasury’s (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”), the initial term of which extended through December 18, 2008 (the “Initial Term”), and have continued to participate in the Program through the extension date of April 30, 2009 (the “Extension Period”). In the event that a Fund’s NAV should drop below $0.995 (the “Guarantee Event”) and the Fund elects to liquidate, the Program provides coverage to shareholders of the Fund for amounts held in that Fund as of the close of business on September 19, 2008, subject to certain conditions and limitations.
Participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares. Any increase in the number of Fund shares held in an account after the close of business day on September 19, 2008 are not guaranteed. If the number of Fund shares held in the account fluctuates during the period covered by the Program, shareholders are covered for the lesser of the number of Fund shares held as of the close of business on September 19, 2008, or the number of shares held in the Fund on the date of the Guarantee Event. If a Fund shareholder closes his or her Fund account, any future investments in the Fund through a new account are not guaranteed under the Program. If a shareholder of a Fund exchanges shares of one Fund for shares of another Fund, the Program coverage does not carry over to the new Fund. Furthermore, the Program is limited to the total amount of coverage available under the Federal Exchange Stabilization Fund for all participants in the Program at the time of the Guarantee Event, currently estimated at $50 billion.
The cost to participate in the Program is borne by each Fund, although generally only shareholder balances as of September 19, 2008 are covered by the Program. In order to participate for the Initial Term, each of the Funds paid to the Treasury an amount equal to 0.01% of its net asset value as of September 19, 2008. Participation for the Extension Period required payment to the Treasury of an amount equal to 0.015% of the net asset value of each of the Funds as of September 19, 2008. The Treasury may elect to extend the Program for one or more additional terms through September 18, 2009, while continuing to limit coverage under the Program to shareholders of the Funds as of September 19, 2008. If the Program is extended, and if the Trustees determine to continue to participate in the Program, the cost to participate in the extension would continue to be borne by the Funds, although generally only shareholder balances as of September 19, 2008 may be covered by the Program.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE